                                                                         BRASSIE

                                  EXHIBIT 1
                              NOTICE OF CONVERSION
  (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned (The HOLDER) hereby irrevocably elects to convert _________________(USD$___________________) of the above Debenture NO.________
into ________________(__________) common share of Common Stock of Brassie Golf Corporation (the "ISSUER") and a remaining exchange debenture in the amount of ________________________(USD$____________________) according to the conditions set forth in such Debenture, as of the date written below. The shares are to be issued in the "Street Name" written below.

     The undersigned represents and warrants as follows:

     (1) The offer to purchase the Debenture was made to it outside of the United States, and the undersigned was, at the time the subscription form was executed and delivered, and is now outside the United States;

     (2) It is not a US person (as such term is defined in Section 902 (a) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Debenture and the shares for its own account and not for the account or benefit of any US person;

     (3) All offers and sales by the undersigned of the shares issuable upon the conversion of the Debenture acquitted pursuant to the Offshore Debenture Securities Subscription Form shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

     (4) It is familiar with and understands the terms and conditions, and requirements contained in Regulations S with respect to the Shares;

     (5) The undersigned has not engaged in any "directed selling efforts" (as
such term is defined Regulation S, and definitions of US person            in
Regulation S, and

     (6) Upon Conversion pursuant to this Notice of Conversion, the HOLDER will not own or be deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.99% or more of the then issued and outstanding shares of the ISSUER.


Holder:______________________________
By:__________________________________
     Official Signatory of HOLDER

Title:___________________ Country of execution:________________________________
Date of Conversion__________________________________________________________
Applicable Conversion Price__________________________________________________
Name of Holder for Registration:______________________________________________
Address for Registration:____________________________________________________
________________________________________________________________________

*The original Debenture and this Notice of Conversion must be received by the ISSUER within five (5) New York Stock Exchange Trading Days following the Date of Conversion.

              OFFSHORE DEBENTURE SECURITIES SUBSCRIPTION AGREEMENT


This Offshore Debenture Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 ACT").

This Agreement has been executed by the undersigned in connection with the private placement of

                   Six percent (6%) convertible Debentures of

                            BRASSIE GOLF CORPORATION
                            5806-A BRECKENRIDGE PKY.
                                TAMPA, FL 33610

National Association of Securities Dealers Automated Quotation System Symbol ("PUTT") a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "ISSUER")

The undersigned


NAME:      Lake Management LDC


ADDRESS:   c/o Field Secretaries (Cayman) Ltd.
           Butterfield House, Fort Street
           Grand Cayman, Cayman Islands


a Corporation organized under the laws of _____________, a non USA Jurisdiction (hereinafter referred to as the "HOLDER"), hereby represents and warrants to, and agrees with ISSUER as follows:

1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

   a. The undersigned hereby subscribed for and agrees to purchase that number of the ISSUER'S 6% Convertible Debentures convertible into Common Stock (the "Shares"), substantially in form of the Debenture attached as Exhibit A hereto (singly a "Debenture", and collectively the "Debentures") at par value. (The Debentures and the Shares into which they are convertible are collectively referred to as the "Securities")

   b. FORM OF PAYMENT. HOLDER shall receive One Million US Dollars (US$1,000,000) face amount of the Issuers Debentures for the total consideration of One Million US Dollars (US$1,000,000), payable by wire transfer in United States Dollars on or before March 15, 1996 into the account as follows:

                            NationsBank
                            Tampa, Florida
                            ABA #063100277
                            Account Name: Brassie Golf Corporation
                            Account #3603737679

2.   HOLDER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     A. OFFSHORE TRANSACTION, HOLDER REPRESENTS AND WARRANTS TO ISSUER
        AS FOLLOWS:

        i. Neither the HOLDER or any person or entity for whom the HOLDER is acting as fiduciary is a U.S. person, meaning any one of the following:

                (1) any natural person resident in the United States of America;

                (2) any partnership or corporation organized or incorporated under the laws of the United States;

                (3) any estate of which any executor or administrator is a U.S. person;

                (4)     any trust of which any trustee is a U.S. person;

                (5) any agency or branch of a foreign entity located in the United States;

                (6) any non-discretionary account or similar (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                (8)     any partnership or corporation if:

                        (A) organized or incorporated under the laws of any foreign jurisdiction; and

                        (B) formed by a U.S. person, principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned by an accredited investor (as defined in Rule 501(a) under the securities act) who are not natural persons, estates or trusts (whenever such term is used herein, it shall have the meaning given in Regulation S);

     (ii) At the time the buy order was originated, HOLDER was outside the United States and is outside of the United States as of the date of the execution and delivery of this agreement; no offer to purchase the Securities was made in the United States.

     (iii) HOLDER is purchasing the Securities for its own account or for the account of beneficiaries each of whom has entered into an offshore Debenture Securities Subscription Agreement with the HOLDER in a form similar to this Agreement with the effect such that all representations, warranties and agreements herein were made directly by such beneficiary.

     (iv) Each distributor participating in the offering of the Debentures to the HOLDER, if any, has agreed in writing that all offers and sales of the Securities prior to the expiration of a period commencing on the date of the closing of the offering of the Debentures and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of Securities under the 1933 Act or pursuant to an exemption from registration;

     (v) HOLDER represents and warrants and hereby agrees that all offers and sales of the Securities prior to the expiration of the Restricted Period or thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the Restricted Period shall be made only pursuant to such a registration or to such exemption from registration.

     (vi) All offering documents received by HOLDER include statements to the effect that the Debentures and the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons or for the account or benefit of a U.S. person (other than distributors as defined in Regulation S) during the Restricted Period or thereafter, unless the Securities are registered under the 1933 Act or an exemption from the registration requirements is available.

     (vii) HOLDER acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Securities, including the total loss of its investment. HOLDER acknowledges that it has obtained the advice of competent legal counsel in its domicile jurisdiction that it is qualified under the laws of their domicile to purchase the securities offered hereunder and that the offer and sale of said securities will not violate the laws of its domicile jurisdiction.

     (viii) HOLDER understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the ISSUER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of HOLDER set forth herein in order to determine the applicability of such exemptions and the suitability of HOLDER to acquire the Debentures.

     (ix) HOLDER's sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

     (x) In evaluating its investment, HOLDER has consulted its own investment and/or legal and/or tax advisors.

     (xi) HOLDER understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Securities, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 ACT. HOLDER is acquiring the Securities for investment purposes and has no present intention to sell the Securities in the United States or to a U.S. Person or for the account or benefit of a U.S. Person.

     (xii) HOLDER represents and warrants that neither it nor any of its affiliates will directly or indirectly maintain any short position in Securities of the ISSUER from closing through the final Conversion Date.

     (xiii) HOLDER represents and warrants that no common stock of the ISSUER will be offered, sold or traded, by the HOLDER, to Canadian residents for a period of Ninety (90) days from the date of issuance hereof.

IF HOLDER is purchasing the Securities subscribed for hereby in representative or fiduciary capacity, the Holder warrant that the representations and warranties in this Offshore Securities Subscription Agreement have been obtained from the person or persons for whom HOLDER is so purchasing and the HOLDER warrants them to be true. Furthermore the HOLDER shall provide the Issuer with HOLDER representation letter upon each Conversion.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the ISSUER of HOLDER'S subscription, and shall survive thereafter. If HOLDER has knowledge, prior to the acceptance of its Offshore Debenture Securities Subscription Agreement by the ISSUER, that any such representations or warranties shall not be true and accurate in any respect, the HOLDER, prior to such acceptance, will give written notice of such fact to the ISSUER specifying which representations and warranties are not true and accurate and the reasons therefore:

     b. CURRENT PUBLIC INFORMATION. HOLDER acknowledges that HOLDER has been furnished with or has acquired copies of the Company's most recent Annual Report on Form 10-K and any Form 10-Q filed thereafter (collectively the "SEC Filings), and other publicly available documents.

     c. INDEPENDENT INVESTIGATION; ACCESS, HOLDER acknowledges that HOLDER in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and it's HOLDER representatives, if any and HOLDER and such representatives, if any, have prior to any sale to it, have given access and the opportunity to examine all materials books and records of the Corporation, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from ISSUER or any person acting on its behalf concerning the terms and conditions of this offering. HOLDER and it's advisors, if any, have been furnished with access to all publicly available materials relating to the offer and sale of the Securities which have been requested. HOLDER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

     d. NO GOVERNMENTAL RECOMMENDATIONS OR APPROVAL. HOLDER understands that no federal or state agency has made or will make any finding or determination relating to the fairness for public investment in the Securities, or has passed or made, or will pass on or make, any recommendation or endorsement of the Securities.

     e. ENTITY PURCHASE. If HOLDER is a partnership, corporation or trust, the person executing this Offshore Securities Subscription Agreement on its behalf represents and warrants that:

                (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Offshore Securities Subscription Agreement.

                (ii) He or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Offshore Securities Subscription on behalf of such entity.

3.   ISSUER REPRESENTATIONS, ISSUER REPRESENTS AND WARRANTS TO THE HOLDER AS
     FOLLOWS:

     a.         REPORTING COMPANY STATUS.   ISSUER is a reporting issuer as
                defined by rule 902 of Regulation S.

     b. OFFSHORE TRANSACTION. ISSUER has not offered these Securities to any person in the United States or to any U.S. person or for the account or benefit of any U.S. person.

     c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, ISSUER has not conducted any "directed selling efforts" as that term is defined in rule 902 of Regulation S, nor has ISSUER conducted any general solicitation relating to the offer and sale of the securities to U.S. persons resident within the United States or elsewhere.

     d. SECURITIES. The Securities when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to any liability by reason of being such holders.

     e. OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT. The Offshore Securities Subscription Agreement, when acknowledged by the signature of an officer of the Issuer, has been duly authorized, validly executed and delivered on behalf of the ISSUER and is a valid and binding agreement in accordance with its terms.

     f. NON-CONTRAVENTION. The execution and delivery of the Offshore Securities Subscription Agreement and the consummation of the issuance of the Securities and the transactions contemplated by the Subscription Agreement do not and will not conflict with or result in a breach of the ISSUER of any of the terms or provisions, of, or constitute a default under, the certificate of incorporation or by laws of the ISSUER, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the ISSUER is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decrees, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the ISSUER or any of its properties or assets.

     g. FILINGS. ISSUER undertakes and agrees pursuant to the sale of its securities under Regulation S, to make all necessary filings in connection with the sale of its securities as required by the laws and regulations of all appropriate jurisdictions.

     h. SEC FILINGS. ISSUER has previously delivered to Holder copies of (i) its Form 10-K for the fiscal year ended 12/31/94, (ii) its Form 10-Q for the three (3) month period ended 9/30/95 and (iii) all Form 8-Ks filed with the SEC after 7/6/95 and prior to the date of this Subscription Agreement. Each such filing was timely filed with the SEC, and did not at the time it was filed, contain any misstatement of material or an omission of a material fact required to be stated therein necessary to make the statements therein not misleading as of the time such document was filed. As of their respective dates, such reports compiled in all material respects with applicable requirements of the Securities Exchange Act of 1934 as amended. Since the date of the latest Form 10-Q of ISSUER dated 09/30/95, (i) ISSUER has conducted its business in the ordinary, regular course, (ii) there has been no change in the financial condition of ISSUER which has had a material adverse effect, or any event, condition or state of facts, the occurrence of which has had a material or adverse effect, and,
                (iii) except in the ordinary, regular course of its business ISSUER has not made any dispositions of material assets, borrowed any funds, absolute or contingent, or paid, discharged or satisfied any claim, liability or obligation. As of January 29, 1996, 17,678,066 million shares of Common Stock of the Issuers are issued and outstanding.

4. EXPIRATION OF RESTRICTED PERIOD. The transaction restriction in connection with this Offshore offer and sale restrict the HOLDER from offering and selling to U.S. persons or for the account or benefit of a U.S. person for a forty (40) day period. The rules do not require the placement of such a restrictive legend on the share certificate issued pursuant to conversion of the Debenture. Rule 903(c)(2) governs the forty
     (40) day transaction restriction. Title to the Securities may be transferred by HOLDERS to other Non United States persons or entities in accordance with Regulation S.

5. EXEMPTION; RELIANCE ON REPRESENTATIONS. HOLDER understands that the offer and sale of the Securities is not being registered under the 1933 Act. ISSUER is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 903 of Regulation S govern this transaction. ISSUER acknowledges that the HOLDER may resell the Securities without violation of United States law, provided all offers and sales by HOLDERS are made in accordance with Rule 904 of Regulation S, pursuant to Registration under the 1933 Act or an available exemption under the 1933 Act, and this agreement.

6.   TRANSFER AGENT INSTRUCTIONS.

     a. DEBENTURES. Upon the conversion of the Debentures, the HOLDER thereof shall submit such Debentures to Transfer Agent of the ISSUER, and ISSUER shall instruct ISSUER's Transfer Agent to issue one or more certificates within Two (2) New York Stock Exchange trading days, representing that number of shares of Common Stock into which the Debenture or Debentures are convertible in accordance with the provisions regarding conversion set forth in the Debentures.

     b. NO LEGENDS ON CERTIFICATES. Upon conversion of any Debenture ISSUER's Transfer Agent will be instructed to issue one or more share certificates representing Shares without restrictive legend in the names of HOLDER to be specified prior to conversion in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. ISSUER further warrants that no stop transfer instructions other than a stock transfer for the Debentures for forty (40) days to U.S. persons have been given to the Transfer Agent and that the Shares, when issued upon conversion after the expiration of the (40) Day Transaction Restriction Period applicable to the Debentures in accordance with the terms of the Debenture, shall be freely transferable on the books and records of the ISSUER subject to compliance with applicable securities laws, including, without limitation, Rule 904 of Regulation S.

     c. REMOVAL OF STOP TRANSFER. Upon the fortieth (40) day after closing of the issuance of the Debentures, the ISSUER agrees to cause the stop transfer instruction, if any, to be removed from the Debentures forthwith in accordance with and the extent permitted by the Conversion Dates of the Debenture. ISSUER agrees to accept a HOLDER Notice of Conversion from the HOLDER in the form of Exhibit '1' attached hereto and incorporated herein by reference, as sole and sufficient evidence that the HOLDER has complied with applicable securities laws and upon receipt of such Notice of Conversion shall promptly instruct the Transfer Agent to issue the Shares to the HOLDER as per (a) above provided, ISSUER shall not be required to deliver such instructions if it knows, or reasonably believes, any of the representations made in the Notice of Conversion and HOLDER Representation Letter are false.

     7. CLOSING DATE. This agreement shall be effective from, and the Debentures shall be dated as of March ___, 1996, the date of Closing by the HOLDER. The date of this issuance of the Debentures shall be no later than five (5) New York Stock Exchange Trading Days after acceptance thereof or such other mutually agreed to time. Closing shall be effected through delivery of funds and certificates to Designated Agent. HOLDER shall forthwith deliver the necessary funds as indicated in Paragraph 1.

     8.         CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

                a. ISSUER'S RIGHT TO REJECT. ISSUER shall have the right to reject any given Offshore Debenture Securities Subscription Agreement which is tendered to the ISSUER, but only for the reason that the ISSUER reasonably believes any representations and warranties of such HOLDER to be untrue, and in such event ISSUER shall provide HOLDER written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. HOLDER understands that ISSUER'S obligation to sell the Debentures is conditioned upon:

                        (i) The receipt and acceptance by ISSUER of a duly executed copy of this Offshore Securities Subscription Agreement for all of the Securities is evidenced by execution of this subscription agreement by the ISSUER or ISSUER'S duly authorized agent. In the absence of a written acknowledge of this Agreement by the ISSUER, the delivery of Debenture Certificates to the Designated Escrow Account and/or the transfer of funds to the ISSUER shall be deemed to be constructive acceptance of this Offshore Debenture Securities Subscription Agreement. HOLDER understands this Offshore Debenture Securities Subscription Agreement is irrevocable.

                        (ii) Delivery into the designated Issuers account by HOLDER of good funds as payment in full for the purchase of the Securities, and all fees and commissions.

      9. CONDITIONS TO HOLDER'S OBLIGATION TO PURCHASE. ISSUER understands that HOLDER'S obligation to purchase the Debentures is conditioned upon delivery of the Debenture as described herein and the absence of any event or circumstance that could reasonably be expected to have a material adverse effect on the financial condition of the ISSUER, or the market price of the ISSUER'S Common Stock, or in any such event as determined by the HOLDER in its reasonable discretion, provided, that upon delivery of the Debenture against payment thereof, such purchase shall be final.

     10. GOVERNING LAW. This agreement shall be governed by and construed under the laws of the State of Delaware without regard to conflict law.

     11. ENTIRE AGREEMENT. This Offshore Securities Subscription Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Offshore Securities Subscription Agreement may be amended only by a writing executed by all parties hereto. This agreement may be executed in counterparts and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

12.        FULL NAME AND ADDRESS OF HOLDER FOR REGISTRATION PURPOSES:


NAME:             Lake Management LDC
               --------------------------------------

ADDRESS:          c/o Field Secretaries (Cayman) Ltd.
               --------------------------------------

                  Butterfield House, Fort Street
               --------------------------------------

TEL NO.
               --------------------------------------

FAX NO.
               --------------------------------------


CONTACT NAME:     Mr. Kelly
               --------------------------------------


12. DELIVERY INSTRUCTIONS: (IF DIFFERENT FROM REGISTRATION NAME):

NAME:               --------------------------------------

ADDRESS:            --------------------------------------



TEL NO.             --------------------------------------

FAX NO.             --------------------------------------

CONTACT NAME:       --------------------------------------

SPECIAL INSTRUCTIONS
                    --------------------------------------

- ----------------------------------------------------------

- ----------------------------------------------------------

- ----------------------------------------------------------

IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below. This Agreement must be accepted by the ISSUER no later than 5:00 p.m. Eastern Time, on the third New York Stock Exchange Trading day after the date of execution by the HOLDER or it shall be deemed to be null and void.

Dated this 14th day of the month of March, 1996.


NAME:    Lake Management LDC
      ------------------------------------------------------------

BY:
      ------------------------------------------------------------
                 Official Signatory of HOLDER


NAME (PRINTED):       Field Secretaries (Cayman) Ltd.
                 -------------------------------------------------
TITLE:                Secretary
      ------------------------------------------------------------
COUNTRY OF
EXECUTION:            Cayman Island
          --------------------------------------------------------


Accepted this 14th day of the month of March, 1996.


BRASSIE GOLF CORPORATION


BY:               [William E. Horne]
    --------------------------------------------
              Official Signatory of Issuer

NAME (PRINTED):    William E. Horne
               ---------------------------------

TITLE:              President/CEO
      ------------------------------------------

Ryder 1

It is hereby mutually agreed by Lake Management LDC ("the Holder") and Brassie Golf Corporation (the "Issuer") that the following changes have been made to their March 14, 1996 Offshore Debenture Securities Subscription Agreement (the "Agreement"), which changes shall be incorporated by reference into the Agreement and Debenture issued in connection with such Agreement both of which shall be and hereby are amended or interpreted to incorporate such changes.

1.   The wiring instructions shall be changed to the following:

     First Union
     Atlanta, GA
     Sutherland Asbill & Brennan Special Account
     ABA #061000227
     Account #: 2080000365714
     Include: Name of Wire Orginator
     Notify: Nini Grant of Sutherland Asbill & Brennan
     (404) 853-8624

2. Interest: The Debenture interest shall be accrued and at the sole option of the Issuer be due and payable in Common Stock of the Issuer on the date of Conversion by the Holders at a Conversion Price for each share of Common Stock equal to 100% of the Market Price (as defined in the Debenture) of the Common Stock on the dates of Conversion by the Holder.

Agreed and accepted effective the 19th day of March, 1996.


- ---------------------------                      -----------------------------
For Lake Management, LDC                         For Brassie Golf Corporation

                                                               $1,000,000.00 USD

                            BRASSIE GOLF CORPORATION
                     $5,500,000.00 6% CONVERTIBLE DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF US PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

THIS DEBENTURE is one of a duly authorized issue of Debentures of Brassie Golf Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER") designated as its Six Percent (6%) Convertible Debenture Due March 1, 1998, in an aggregate face amount not exceeding Five Million Five Hundred Thousand US Dollars (USD $5,500,000.00), issuable in Fifty Thousand (USD $50,000.00) par value face amounts.

               FOR VALUE RECEIVED, the ISSUER promises to pay to
                              Lake Management LDC
                   ----------------------------------------
the registered holder hereof and its successors and assigns (the "HOLDER"), the principal sum of

                   One Million (1,000,000.00) U.S. Dollars,
                   ----------------------------------------
on March 1, 1998 (the "Maturity Date"), and to pay interest on the principal sum outstanding at the rate of 6% per annum, due and payable quarterly in arrears commencing on April 30, 1996 and subsequently on July 31, October 31, January 31, for the term of the note or until the Debenture is completely converted. Accrual of Interest shall commence on the first business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the ISSUER regarding registration and transfers to the Debenture (the "Debenture Register"), provided, however, that the ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other deposition is made in accordance with the terms and conditions of the Offshore Subscription agreement dated as of March 15, 1996 between the ISSUER and HOLDER (the "Offshore Debentures Securities Subscription Agreement"). The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture register of the ISSUER as designated in writing by the HOLDER hereof from time to time. The ISSUER will pay the principal of and all accrued and unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld, to the HOLDER at the last address on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

The Debenture is subject to the following additional provisions:

                 1. The Debenture is issuable in integral multiples. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of different authorized denominations, as requested by the HOLDERS surrendering the same. No service charge will be made for such registration or transfer or exchange.

                 2. The ISSUER shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States Income Tax or other applicable laws at the time of such payments.

                 3. This Debenture has been issued subject to investment representations of the original HOLDER hereof and may be transferred or exchanged in the US only in compliance with the Securities Act of 1993, as amended (the "Act") and applicable state securities laws. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the ISSUER'S Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER, by the same representations and term described herein and under the Offshore Debenture Securities Agreement.

                 4. The HOLDER of this Debenture is entitled, at its option, at any time commencing from and after April 30,1996, Forty One (41) days after issue hereof, (the "First Conversion Date") to convert up to One Third (33 1/3%), of the original principal amount of this Debenture into shares of Common Stock of the ISSUER (the"Common Stock") at a conversion price for each share of Common Stock equal to Seventy-Five percent (75%) of the Market Price (as defined below) of the Common Stock. Thereafter, the Holder, at its option, may convert up to an additional One Third (33 1/3%) of the original principal amount of this Debenture at any time on and after Twenty (20) days from the First Conversion Date, into shares of Common Stock of the ISSUER (the "Common Stock") at a conversion price for each share of Common Stock equal to Seventy-Five percent (75%) of the Market Price (as defined below) of the Common Stock. Thereafter, the Holder, at its option, may convert up to an additional One Third (33 1/3%), of the original principal amount of this Debenture at any time on and after Forty Five (45) days from the First Conversion Date, into shares of Common Stock of the ISSUER (to "Common Stock") at a conversion price for each share of Common Stock equal to Seventy Five percent (75%) of the Market Price (as defined below) of the Common Stock. For purposes of this
Section 4, the "Market Price" shall be the lesser of the average closing bid price of the Common Stock of the ISSUER for the Five (5) NASDAQ Trading Days immediately preceding the applicable Conversion Date (as hereafter defined), as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or Two United States Dollars (USD $2.00). Notwithstanding the foregoing, the conversion right of the Holder set forth herein, shall be limited such that at any time prior to ___, 1996 (One Hundred Twenty
(120) days after the date of issuance hereof), in the event that a Notice of Conversion is issued by the Holder and the Market Price is less than One United States Dollar and Twenty Five Cents (USD$1.25) (the "Limit Price") the Market Price shall be Seventy-Five (75) percent of the Limit Price. Such conversion shall be effected by surrendering the Debentures to be converted (with a copy, by facsimile or courier), to the ISSUERS Transfer Agent, with the form of conversion notice attached hereto as Exhibit 1 and incorporated herein by reference, executed by the HOLDER of this Debenture or a specified portion (as provided) hereof, and accompanied, if required by the ISSUER, by proper assignment hereof in blank. Accrued but unpaid interest shall, at the sole option of the ISSUER or HOLDER, be subject to conversion under the same terms and conditions as the principal amount of this Debenture at the time of conversion of this Debenture or any portion thereof. No fractional shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the ISSUER. For purposes of this Debenture, the "Conversion Date" on which notice of conversion is given by the HOLDER shall be deemed to be the close of business on the date on which the Holder has delivered this Debenture, subject to the Conversion Dates aforesaid and, with the conversion notice duly executed, to the Transfer Agent via recognized overnight courier. The ISSUER may, at its option, cause the automatic conversion into Common Stock of One Third (33 1/3%) of the outstanding amounts that remain unconverted under this Debenture after One Hundred Eighty
(180) days from the date of issuance hereof at the aforesaid Conversion Price. Thereafter, the ISSUER may, at its option, cause the automatic conversion into Common Stock of Fifty percent (50%) of the outstanding amounts that remain unconverted under this Debenture after Two Hundred Seventy (270) days from the date of issuance hereof at the aforesaid Conversion Price. Thereafter, the ISSUER may, at its option, cause the automatic conversion into Common Stock of any and or all of the outstanding amounts that remain unconverted under this Debenture after Three Hundred Sixty Five (365) days from the date of issuance hereof at the aforesaid Conversion Price. The ISSUER may exercise its options to cause automatic conversion as set forth herein in whole or in part and from time to time. The option shall be effectively exercised on the date in which the ISSUER mails the notice of said automatic conversion to the registered HOLDER of the effected Debentures. Notwithstanding the foregoing, the conversion right of the HOLDER set forth herein shall be limited such that in no instance shall the HOLDER own or be deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.99% or more of the then issued and outstanding shares of the common stock of the company.

                 5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the place, time, and rate, and in the coin or currency, herein prescribed.

                 6. The ISSUER hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

                 7. The ISSUER agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Debenture.

                 8. If one or more of the following described "Events of Default" shall occur:

                 (a) The ISSUER shall default in the payment of principal or Interest on this Debenture and continuance for thirty (30) days; or

                 (b) Any of the representations or warranties made by the ISSUER herein, or in the Subscription Agreement shall have been incorrect in any material respect; or

                 (c) The ISSUER shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture and such failure shall continued uncured for a period of seven (7) days after notice from the Holder of such failure; or

                 (d) A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                 (e) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or

                 (f) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the ISSUER, and if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to, or acquiesce on any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                 (g) The ISSUERS Common Stock is delisted from the exchange or over-the-counter markets.

                 Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the HOLDER and in the HOLDER'S sole discretion, the HOLDER may consider this

                 Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law.

                 9. If changes or modification to the rules governing the transaction restriction period and/or the exemptions for resales of the securities under Regulation S are enacted during the period when any amounts due under this Debenture remain outstanding then the ISSUER undertakes, upon the written demand of the HOLDER for conversion of the Debentures, to file a Registration Statement to register the Common Shares to be issued upon conversion with the United States Securities Exchange Commission within Twenty
(20) New York Stock Exchange Trading Days of receipt of such demand. If such Registration Statement is not effective within one hundred twenty (120) calendar days of such demand, then the ISSUER agrees to increase the interest rate payable any outstanding principal and interest due under this Debenture by four (4) percent per annum effective form sixty (60) days from the date of the demand, payable in cash, quarterly.

                 10. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or is unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

                 11. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the ISSUER and the HOLDER with respect hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER.

                 12. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware.


IN WITNESS WHEREOF, the ISSUER has caused this instrument to be duly executed by an officer thereunto duly authorized.

Brassie Golf Corporation
by:
   ------------------------------------------
         Official Signatory of Issuer


Name (Printed):
               ------------------------------

Title:
               ------------------------------

Date:
               ------------------------------

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